UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On December 9, 2015, TE Connectivity Ltd. (the “Company”) entered into a second amendment (the “Second Amendment”) to its revolving credit facility, dated as of June 24, 2011 (the “Credit Agreement”), as previously amended on August 2, 2013 by the first amendment (the “First Amendment”), among the Company, as guarantor, its wholly-owned subsidiary Tyco Electronics Group S.A. (“TEGSA”), as borrower, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, to, among other things, reduce the interest rate margin if the rating of the Borrower’s senior debt increases, extend the maturity date from August 2, 2018 to December 9, 2020 and increase the judgment default threshold from $55 million to $150 million.  The Second Amendment also contains amendments to the representations and warranties and the use of proceeds covenant relating to anti-terrorism and sanctions laws, and contains amendments to reflect that Bank of America, N.A., has succeeded Deutsche Bank AG New York Branch as administrative agent under the Credit Agreement.

This description of the Second Amendment to the Credit Agreement is a summary only and is qualified in its entirety by the terms of the Credit Agreement as amended thereby and by the First Amendment.  A copy of the Second Amendment to the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The description of the First Amendment to the Credit Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 2, 2013 and is incorporated by reference herein. The description of the Credit Agreement is qualified in its entirety by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on June 27, 2011 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

10.1

Second Amendment to the Five-Year Senior Credit Agreement dated as of December 9, 2015 by and among Tyco Electronics Group S.A., as borrower, TE Connectivity Ltd., as guarantor, the lenders parties thereto, Deutsche Bank AG New York Branch, as existing administrative agent, and Bank of America, N.A., as administrative agent

10.2

First Amendment to the Five-Year Senior Credit Agreement dated as of August 2, 2013 by and among Tyco Electronics Group S.A., as borrower, TE Connectivity Ltd., as guarantor, the lenders parties thereto and Deutsche Bank AG New York Branch, as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 2, 2013)

10.3

Five-Year Senior Credit Agreement dated as of June 24, 2011 by and among Tyco Electronics Group S.A., as borrower, TE Connectivity Ltd., as guarantor, the lenders parties thereto and Deutsche Bank AG New York Branch, as administrative agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 27, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 9, 2015	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Corporate Secretary